UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of Report (date of earliest event reported)): February 22, 2013

National Bancshares Corporation
(Exact name of registrant specified in its charter)
Ohio
(State or other jurisdiction of incorporation)

0-14773
(Commission File Number)

34-1518564
IRS Employer Identification No.)

112 West Market Street, Orrville, Ohio
(Address of principal executive offices)

44667
(Zip Code)

(330) 682-1010
Registrants telephone number, including area code


[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

PRESS RELEASE: On February 22, 2013, National Bancshares Corporation issued a press release containing financial information and accompanying discussion for the year ended December 31, 2012. A copy of the press release is attached to the Current Report as Exhibit 99.1 and is incorporated into this report by reference.

The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed `filed` for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the `Exchange Act`) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01 Financial Statements and Exhibits

( c ) Exhibits

Exhibit 99.1 National Bancshares Corporation press release dated
February 22, 2013 containing financial information and accompanying discussion for the year ended December 31, 2012.

Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation


Date:  February 22, 2013

/s/ Mark R. Witmer
Mark R. Witmer
President and Chief Executive Officer




/s/ James R. VanSickle
James R. VanSickle
Senior Vice President and
Chief Financial Officer